UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of event reported ): February 17, 2012

GC CHINA TURBINE CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33442	98-0536305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Guoce Sci. & Tech. Industrial Park, 1 Guoce Rd,

Miaoshan Economic Development Zone, Jiangxia District, Wuhan,

430223,

People’s Republic of China

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  +8627-8798-5051

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Mr. Chen Guijun as Chief Financial Officer

The Board of Directors (the “Board”) of GC China Turbine Corp. (the “Company”) has approved and accepted the resignation of Chen Guijun as the Chief Financial Officer of the Company, effective February 22, 2012.

Departure of Mr. Marcus Laun as a Director

Effective February 17, 2012, the Company received and accepted the resignation of Marcus Laun as a member of the Company’s Board. The Company’s Board is now comprised of Cary Zhou, Hou Tie Xin, Qi Na, and Zhang Weijun.

Appointment of Mr. Gong Maosheng as Interim Chief Financial Officer

Effective February 22, 2012, the Board appointed Mr. Gong Maosheng as the Company’s Interim Chief Financial Officer. Mr. Gong is an accountant by training. Mr. Gong currently serves as an accountant with Wuhan Guoce Nordic New Energy Co., Ltd., a wholly-owned subsidiary of the Company (“New Energy”), a position he has held since August 2009. With New Energy, Mr. Gong is responsible for financial due diligence, preparing financial forecasts, investment analysis and assisting with the financial restructuring and loan transactions of New Energy. From June 2005 to July 2009, Mr. Gong worked for Wuhan Guoce Science and Technology Co., Ltd. where he was in charge of the company’s financial department, served as financial manager of Wuhan Yangluo Sewage Treatment Co., Ltd, and was the financial manager of Hubei Fairyland Lake Eco-tourism Resort Corporation. From October 2002 to March 2005, Mr. Gong worked for Wuhan Huagong Tech Co., Ltd. where he assisted with the financial management of the company. Mr. Gong graduated from Huazhong University of Science and Technology with a Master’s degree in Economics

Other than as noted herein, there is no arrangement or understanding pursuant to which Mr. Gong was appointed interim Chief Financial Officer. Mr. Gong has no family relationships with any of the Company’s directors or executive officers.  There are no related party transactions between the Company and Mr. Gong that are reportable under Item 404(a) of Regulation S-K.

On February 24, 2012, the Company issued a press release announcing Mr. Chen’s and Mr. Laun’s resignations and Mr. Gong’s appointment. A copy of that press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit
Number	Exhibits

99.1	Press release of the Company, dated February 24, 2012

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2012	GC CHINA TURBINE CORP.
	By:	/s/ Qi Na
Qi Na
Chief Executive Officer

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